The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen International Growth Portfolio: $13,793
Janus Aspen Worldwide Growth Portfolio: $20,570

Service Class
Janus Aspen International Growth Portfolio: $15,757
Janus Aspen Worldwide Growth Portfolio: $3,143

Service II Class
Janus Aspen International Growth Portfolio: $4,335
Janus Aspen Worldwide Growth Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Income Portfolio: $544
Janus Aspen Mid Cap Value Portfolio: $432

Service Class
Janus Aspen Flexible Income Portfolio: $64
Janus Aspen Mid Cap Value Portfolio: $2,842

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen International Growth Portfolio: $0.8562
Janus Aspen Worldwide Growth Portfolio: $0.5232

Service Class
Janus Aspen International Growth Portfolio: $0.8012
Janus Aspen Worldwide Growth Portfolio: $0.4784

Service II Class
Janus Aspen International Growth Portfolio: $0.9421
Janus Aspen Worldwide Growth Portfolio: $0.4896

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Income Portfolio: $0.0238
Janus Aspen Mid Cap Value Portfolio: $0.7420

Service Class
Janus Aspen Flexible Income Portfolio: $0.0238
Janus Aspen Mid Cap Value Portfolio: $0.7420

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $647
Janus Aspen International Growth Portfolio: $16,496
Janus Aspen Worldwide Growth Portfolio: $37,202

Service Class
Janus Aspen Global Technology Portfolio: $31,003
Janus Aspen International Growth Portfolio: $21,197
Janus Aspen Worldwide Growth Portfolio: $6,517

Service II Class
Janus Aspen Global Technology Portfolio: $5,720
Janus Aspen International Growth Portfolio: $5,979
Janus Aspen Worldwide Growth Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $4.13
Janus Aspen International Growth Portfolio: $51.21
Janus Aspen Worldwide Growth Portfolio: $32.48

Service Class
Janus Aspen Global Technology Portfolio: $4.27
Janus Aspen International Growth Portfolio: $50.62
Janus Aspen Worldwide Growth Portfolio: $32.22

Service II Class
Janus Aspen Global Technology Portfolio: $4.35
Janus Aspen International Growth Portfolio: $50.80
Janus Aspen Worldwide Growth Portfolio: $32.30